                                                                    EXHIBIT 4(g)


                              CERTIFICATE OF TRUST
                                       OF
                     CONSUMERS ENERGY COMPANY FINANCING III

         The undersigned, constituting all of the trustees of Consumers Energy Company Financing III, desiring to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. Section 3801, et seq., hereby certify as follows:

         (a) Name. The name of the business trust being formed hereby (the "Trust") is "Consumers Energy Company Financing III."

         (b) Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                  The Bank of New York (Delaware)
                  White Clay Center, Route 273
                  Newark, Delaware 19711

         (c) Effective Date. This Certificate of Trust shall be effective as of the date of filing with the Secretary of State of the State of Delaware.

Dated: October 12, 1999

         IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                          /s/ Alan M. Wright
                                          --------------------------------------
                                          Alan M. Wright, as Regular Trustee


                                          /s/ Thomas A. McNish
                                          --------------------------------------
                                          Thomas A. McNish, as Regular Trustee


                                          The Bank of New York (Delaware), as
                                          Delaware Trustee


                                          By /s/ Walter N. Gitlin
                                             -----------------------------------
                                                 Name: Walter N. Gitlin
                                                 Title: Authorized Signatory